                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 21.1

                       FIDELITY NATIONAL TITLE GROUP, INC.
                            10K List of subsidiaries

                                   12/31/2005

COMPANY                                                           INCORPORATION
-------                                                          ---------------
2027267 Ontario Inc.                                             Canada

Adnoram Settlement Agency of Ohio, LLC (50.1%)                   Ohio

Aero Records & Title Co.                                         Oklahoma

Alamo Title Company                                              Texas

Alamo Title Company of Brazoria County, Inc.                     Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Harris County, Inc.                       Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Tarrant County, Inc.                      Texas
(d/b/a Alamo Title Company)

Alamo Title Holding Company                                      Texas

Alamo Title Insurance                                            Texas

Alamo Title of Guadalupe County, Inc.                            Texas
(d/b/a Alamo Title Company)

Alamo Title of Travis County, Inc.                               Texas
(d/b/a Alamo Title Company)

Alexander Title Agency, Incorporated                             Virginia

All Counties Courier, Inc. (10%)                                 California

Amarillo Data, Inc. (33.3%)                                      Texas

American Document Services, Inc.                                 California

American Exchange Services, Inc.                                 Delaware

American Investment Properties, LLC                              Delaware

American Title Company                                           Texas

Amtitle Company                                                  California

ANFI Holding, LLC                                                Delaware

ANFI, LLC                                                        California

Antelope Valley Escrow Co.                                       California

AssetLink Financial Corporation                                  Colorado

AssetLink, LLC                                                   Pennsylvania

AssetLink, L.L.C.                                                Colorado

AssetLink, L.P.                                                  Colorado

Bancserv, Inc.                                                   California

Bankers Title of Northwest Indiana, LLC (5%)                     Indiana

Baton Rouge Title Company, Inc.                                  Louisiana

Berrien County Title Agency, L.L.C. (50%)                        Michigan

BHC&M, Ltd.                                                      Virginia

Blue Ridge Title/CTIC, LLC (25%)                                 Virginia

Burnet Title of Indiana, LLC (25%)                               Indiana

Capitol Abstract and Title Company                               Oklahoma

Castle Escrow Holdings, LLC                                      California

CATCO, Inc.                                                      Oklahoma

Chelsea Title Company                                            Florida

Chicago Escrow, Inc.                                             California

Chicago Land Agency Services, Inc. (52%)                         Illinois

Chicago Title Agency of Nevada, Inc.                             Nevada

Chicago Title and Trust Company                                  Illinois

Chicago Title Company                                            California

Chicago Title Company of Washington                              Washington
(d/b/a Chicago Title Company, Island Division)

Chicago Title Insurance Company                                  Missouri

Chicago Title Insurance Company of Oregon                        Oregon

Chicago Title Insurance Company of Puerto Rico (99.2%)           Puerto Rico

Chicago Title Land Trust Company                                 Illinois

Chicago Title of Colorado, Inc.                                  Colorado

Chicago Title of Michigan, Inc.                                  Michigan

Chicago Title of the Florida Keys, Inc. (85%)                    Florida

Closing Concepts, L.L.C.                                         Pennsylvania

Closing Concepts, L.P.                                           Pennsylvania

Closing Concepts of Alabama, L.L.C.                              Alabama

Commonwealth Title Company                                       Washington

Community Title Company (51%)                                    California

Community Title, LLC (25%)                                       Texas

Construction Disbursements LLC                                   Oregon

CTC GP, LLC                                                      Delaware

CTC LP, LLC                                                      Delaware

CT/Nevada Holding Company                                        Nevada

CUMC Title Agency, LLC (50%)                                     Michigan

Dallas-Fidelity National Title Agency, Inc.                      Texas
(d/b/a Fidelity National Title Agency, Inc.)

Dallas Seven Index, Inc. (14.3%)                                 Texas

Decatur Title Company, L.L.C.                                    Illinois

DFCU Financial Title Agency, L.L.C. (51%)                        Michigan

Diversified Title Agency, LLC (50.1%)                            Ohio

Duxford Escrow, Inc. (51%)                                       California

EC Purchasing.com, Inc.                                          Delaware

Entrust Title Agency LLC (50%)                                   New York

Executive Title Agency Corp.                                     Ohio

Fidelity Affiliates, LLC                                         Florida

Fidelity Asset Management, Inc.                                  California

Fidelity Express Network, Inc.                                   California

Fidelity Fulfillment Center, LLC (51%)                           Delaware

Fidelity Global Solutions Costa Rica, S.A.                       Costa Rica

Fidelity Inspection & Consulting Services, Inc.                  Pennsylvania

Fidelity National Agency of Arizona, Inc. (51%)                  Arizona

Fidelity National Management Services, LLC                       Delaware

Fidelity National Title Agency, Inc.                             Arizona

Fidelity National Title Agency of Nevada, Inc.                   Nevada

Fidelity National Title Agency of Pinal County, Inc.             Arizona

Fidelity National Title & Abstract, Inc.                         Maryland

Fidelity National Title & Escrow of Hawaii, Inc.                 Hawaii

Fidelity National Title Company                                  California

Fidelity National Title Company of California                    California

Fidelity National Title Company of Oregon                        Oregon

Fidelity National Title Company of Washington, Inc.              Washington

Fidelity National Title Insurance Agency of Coconino, Inc.       Arizona

Fidelity National Title Insurance Company                        California

Fidelity Residential Solutions, Inc.                             Kansas

FIP Title Agency, LLC (50.1%)                                    Ohio

First National Financial Title Services of Alabama, Inc.         Alabama

First Partners Title Agency, LLC (51.61%)                        Ohio

First Title Corporation                                          Tennessee
(d/b/a FTC Lenders Express and d/b/a Lenders Express
Title and Escrow)

First Title Corporation of Alabama, Inc.                         Alabama

Florida Affiliated Title Services, LLC (51%)                     Florida

FNF Canada Company                                               Ontario, Canada

FNF Escrow Holdings, LLC                                         California

FNF Escrow Holdings II, LLC                                      California

FNF Escrow Holdings III, LLC                                     California

FNF Funding X, LLC                                               Delaware

FNF Intellectual Property Holdings, Inc.                         Delaware

FNF National Record Centers, Inc.                                Delaware

FNF Title Reinsurance Company                                    Vermont

FNT Real Estate Coordinators, LLC                                New Jersey

Fortuna Service Company, LLC                                     California

Franchise Resale Consultants, LLC (25%)                          Delaware

Fuentes and Kreischer Title Company                              Florida

Gemini Escrow Services, Inc. (51%)                               California

GIT Holding Company, Inc. (60%)                                  Illinois

Granite Title Company, LLC (12%)                                 Texas

Great Northern Title Agency, LLC (51.64%)                        Ohio

Greater Illinois Title Company, Inc. (60%)                       Illinois

Greenridge Title Agency, LLC (50%)                               Michigan

Grundy Pioneer Title Company                                     Illinois

Heritage Title Company                                           Texas

HomeOwnershipTeam.com, Inc.                                      California

Homesold                                                         California
(d/b/a Real Property Marketing and d/b/a Professional
Agent Referral)

iLumin Corporation (12.3%)                                       Delaware

Imaged Library Co., L.L.C. (29.79%)                              Washington

Integrity Title Agency of Ohio & Michigan, Ltd. (25.05%)         Ohio

Interfirst Escrow, Inc. (51%)                                    California

Island Title Company                                             Washington

Kensington Development Corporation                               California

Lake County Trust Company                                        Indiana

Lake First Title Agency, LLC (50.1%)                             Ohio

Lakeland Title Services, Inc.                                    Wisconsin

Landmark REO Management Services, Inc.                           Kansas

Land Title Company of Kitsap County (44.58%)                     Washington

LaSalle County Title Company,  L.L.C. (70%)                      Illinois

LC Investment Corporation                                        Indiana

Lenders Title Agency, LLC (50.1%)                                Ohio

Liberty Title Agency, Inc. (51%)                                 Arizona

Manchester Development Corporation                               California
(d/b/a Orion Realty Group)

Marble Title Company, LLC (12%)                                  Texas

McHenry County Title Company                                     Illinois

McLean County Title Company                                      Illinois

McNamara, LLC                                                    Nevada

Member First Title Agency, LLC (50%)                             Michigan

MFS Title of Texas, LP (5%)                                      Texas

MGEN Services Corp.                                              Delaware

Micro General, LLC                                               Delaware

Midwest Title Company                                            Delaware

National Link, L.L.C. (49.8%)                                    Pennsylvania

National Link, L.P. (49.5%)                                      Pennsylvania

National Link of Alabama, L.L.C.                                 Alabama

National Title Company of Southern California (51%)              California

National Title Company of Ventura County (51%)                   California

Nations Title Insurance of New York Inc.                         New York

Nationwide Settlement Source, L.L.C.                             Pennsylvania

Nationwide Settlement Source, L.P.                               Pennsylvania

Nationwide Settlement Source of Alabama, L.L.C.                  Alabama

New Market Title Agency, LLC (50.1%)                             Ohio

Ottawa-Kent Title Agency, LLC (50%)                              Michigan

Pacific Escrow Solutions, Inc.                                   California

Perrett Title Agency, LLC (50%)                                  Michigan

Pioneer National Title Company                                   Arizona

Preferred Title Services, LLC (50%)                              Michigan

Premier National Title Company                                   California

Prospect Office Partners, LP                                     California

Real Estate Index, Inc.                                          Illinois

Real Estate Settlement Solutions, L.L.C.                         Pennsylvania

Real Estate Settlement Solutions, L.P.                           Pennsylvania

Real Estate Settlement Solutions of Alabama, L.L.C.              Alabama

Real Living Title Agency, Ltd. (45.1%)                           Ohio

RealtyCheck.com, LLC                                             Michigan

Recodat Co. (25%)                                                Ohio

Referral Connection, LLC                                         North Carolina

Region Title, LLC (35%)                                          Indiana

Rio Grande Title Company, Inc. (20%)                             New Mexico

River Valley Abstract & Title, Inc.                              Wisconsin

Rocky Mountain Printing Services, Inc.                           California

Rocky Mountain Support Services, Inc.                            Arizona

Saddleback Title Company (51%)                                   California

S.D.C. Title Agency, LLC (50.1%)                                 Ohio

Security Title Agency, Inc.                                      Arizona

Security Title Company, LLC                                      Wisconsin

Security Union Title Insurance Company                           California

Sentry Service Systems, Inc.                                     Arizona

Service Link, L.P.                                               Pennsylvania

Service Link of Alabama, L.L.C.                                  Alabama

Service Link of Nevada, LP                                       Nevada

Service Link of Texas, LLC                                       Texas

S-K-L-D Title Services, Inc. (12.9%)                             Colorado

Southshore Title, LLC (10%)                                      Indiana

Southwest Michigan Title Agency, LLC (50%)                       Michigan

Spring Service Corporation                                       California

Spring Service Texas, Inc.                                       Texas

Statewide Settlement Services, LLC (25%)                         Ohio

Stetler Title Agency, LLC (50%)                                  Michigan

Sunrise Research Corp.                                           New York

Superior Data Services, Inc.                                     New York

SWT Holdings, LLC                                                Texas

Tam Title & Escrow, LLC (10%)                                    Tennessee

Ten Thirty-One, L.L.C.                                           Oregon

The Album CD, LLC (66 2/3%)                                      Delaware

The Maryland Title Guarantee Company                             Maryland

The Title Company of Canada, Limited                             Ontario, Canada

The Title Guarantee Company                                      Maryland

Third Millenium Title Agency, LLC (50.1%)                        Ohio

Ticor Financial Company                                          California

Ticor Services, LLC                                              Delaware

Ticor Title Abstract of New York, Inc.                           New York

Ticor Title Agency of Arizona, Inc.                              Arizona

Ticor Title Company                                              Washington

Ticor Title Company of California                                California

Ticor Title Company of Oregon                                    Oregon

Ticor Title Consultants Ltd.                                     Canada

Ticor Title Insurance Company                                    California

Ticor Title Insurance Company Limited                            England

Ticor Title Insurance Company of Florida                         Florida

Ticor Title of Nevada, Inc.                                      Nevada

Ticor Title of Washington, Inc.                                  Washington

Title Accounting Services Corporation                            Illinois

Title America, LLC (50.1%)                                       Ohio

Title and Trust Company                                          Idaho

Title Closing Services, LLC (17.5%)                              New Jersey

Title Data, Inc. (22.2%)                                         Texas

Title Info Now, LLC (14.29%)                                     Minnesota

Title Offices, LLC (30%)                                         Florida

Title Reinsurance Company (36.18%)                               Vermont

Title Services, Inc.                                             Tennessee

TPO, Inc.                                                        Oklahoma

Tri County Title Plant Association (37.5%)                       Oregon

TSNY Agency of New York City, Inc.                               New York
(d/b/a Title Services)

TT Acquisition Corp.                                             Texas
(d/b/a Texas Taxes)

United Financial Management Company                              Nevada

United Land Title Agency, LLC (50.1%)                            Ohio

United Title of Nevada, Inc.                                     Nevada

UTC Capital Group, Inc.                                          Texas

Washington Title Company                                         Washington

Washington Title Insurance Company                               Washington

Welles Bowen Title Agency, LLC (50.1%)                           Ohio

West Point Appraisal Services, Inc.                              California

Western Financial Trust Company                                  California

Woodland Title Agency, LLC (50%)                                 Michigan

Yuma Title & Trust Company                                       Arizona